EXHIBIT 32.2

CERTIFICATION OF RONALD S. STOWELL

Pursuant to Section 1350 of Chapter 63 of the

United States Code and Rule 13a-14b

In connection with the filing with the Securities and Exchange Commission of the Annual Report of LSI Industries Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2002 (the “Report”), I, Ronald S. Stowell, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ronald S. Stowell
Ronald S. Stowell
Vice President, Chief Financial Officer, and Treasurer

September 22, 2003

A signed original of this written statement required by

Section 906 has been provided to LSI Industries Inc. and

will be retained by LSI Industries Inc. and furnished to the

Securities and Exchange Commission or its staff upon

request.